UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Hines Global REIT, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒		No fee required.
☐		Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐		Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On May 15, 2018, in connection with the mailing of the definitive proxy statement of Hines Global REIT, Inc. (the “Company”) and the solicitation of proxies with respect to the proposals set forth in the definitive proxy statement, the following telephone solicitation script was prepared for use by the Company’s proxy solicitor with stockholders of the Company at the time of the mailing of the definitive proxy statement.

Solicitation Script

Hines Global REIT, Inc.
Meeting Date: July 17, 2018
Toll Free Number: 833-814-9452

Inbound Greeting:
Thank you for calling the Broadridge Proxy Services Center for the Hines Global REIT 2018 annual meeting of shareholders scheduled for July 17, 2018. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Hines Global REIT to confirm you have received the proxy materials for the annual meeting of shareholders scheduled for July 17, 2018. Have you received the proxy materials?

Near Meeting Date Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of Hines Global REIT to confirm you have received the proxy materials for the annual meeting of shareholders scheduled in just a few days on July 17, 2018. Have you received the proxy materials?

Adjournment Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. , my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Hines Global REIT. Due to the lack of shareholder participation, the annual meeting of shareholders has been adjourned to <date/time>. Have you received the proxy materials?

Voting:
The board of directors of Hines Global REIT has recommended a vote IN FAVOR of all proposals.  Would you like to vote along with the recommendations of the board for all of your accounts?
Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll free number 833-814-9452.

Mr./Ms. <Shareholder’s Last Name>, your vote is important and your time is appreciated. Thank you and have a good <day, evening, night>.

If unsure of voting:

Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>.

If requesting materials to be re-mailed:
I can resend the proxy materials to you, and I can review the proposals with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:
The board of directors of Hines Global REIT recommends that you vote “FOR” all proposals. Would you like to vote along with the recommendation of the board for all your accounts?

If they don’t want the proposals reviewed:
Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you.  You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 833-814-9452.

If not interested:
I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:
Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your vote right now so that it will be represented at the upcoming meeting.  The Hines Global REIT board of directors is recommending you vote FOR all proposals.

Beneficial holder wants a new VIF/or their control number:
Your control number can be found on your voting instruction form. You can contact your financial advisor and they can arrange to have a new voting instruction form sent to you.  However, I can record your vote right now so that it will be represented at the upcoming meeting.  The Hines Global REIT board of directors is recommending you vote FOR all proposals.

ANSWERING MACHINE MESSAGE:
Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of Hines Global REIT. You should have received proxy materials electronically or in the mail concerning the annual meeting of shareholders to be held on July 17, 2018.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-814-9452 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, from 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:
Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of Hines Global REIT. You should have received proxy material electronically or in the mail concerning the annual meeting of shareholders to be held on July 17, 2018.
Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-814-9452 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, from 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 1:
Hello, this is <Fund Representative> calling you with an important message concerning your investment in Hines Global REIT. You should have received proxy materials electronically or in the mail concerning the annual meeting of shareholders to be held on July 17, 2018.
Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-814-9452 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, from 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 2:
Hello, this is <Fund Representative> calling you with an important message concerning your investment in Hines Global REIT. You should have received proxy materials electronically or in the mail concerning the annual meeting of shareholders to be held on July 17, 2018. The meeting date is fast approaching and we need your help.
Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-814-9452 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, from 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 3:
Hello, this is <Fund Representative> calling you with an urgent message concerning your investment in Hines Global REIT. You have probably received several messages concerning the annual meeting of shareholders either electronically, by mail or by phone. That is because the meeting will take place in just a few days on July 17, 2018 and we need your help.
Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 833-814-9452 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, from 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:
Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, from 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:
Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:
Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly. Thank you and have a nice day.

Additional Information:
This script is being used with respect to the proposed Plan of Liquidation and Dissolution, which will be submitted to the stockholders of the Company for their consideration at the Company’s annual meeting. In connection with the proposed Plan of Liquidation and Dissolution, the Company has filed a definitive proxy statement with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PLAN OF LIQUIDATION AND DISSOLUTION. The definitive proxy statement has been mailed to the Company’s stockholders. In addition, the proxy statement and other documents are available free of charge at the SEC’s internet website, www.sec.gov. The proxy statement and other pertinent documents also may be obtained free of charge at the Company’s website, http://www.hinessecurities.com, or by directing a written request to Hines Global REIT, Inc. at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Secretary.

Participants in the Solicitation

The Company and its directors and executive officers and members of its external advisor and its employees may be deemed to be participants in the solicitation of proxies with respect to the Plan of Liquidation and Dissolution. Information regarding the Company’s directors and executive officers is detailed in the proxy statement and annual report on Form 10-K and quarterly reports on Form 10-Q previously filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Additional information regarding the direct and indirect interests of the Company’s directors and executive officers in the Plan of Liquidation and Dissolution may be obtained by reading the proxy statement and other relevant documents or materials relating to the Plan of Liquidation and Dissolution.